EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF THE REGISTRANT,

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dynamex Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended January 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Richard E. McClelland, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD K. McCLELLAND
Richard K. McClelland
President and Chief Executive Officer
March 9, 2005

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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